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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 1997


                             UNITED AUTO GROUP, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                        1-12297                   22-3086739
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
   of incorporation)                                        Identification No.)







375 Park Avenue, New York, New York                               10152
(Address of principal executive offices)                       (Zip Code)



                                 (212) 223-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

         On July 31, 1997, United Auto Group, Inc. (the "Company") signed a definitive agreement to acquire Lynn Alexander, Inc. ("Lynn Alexander"), located in San Angelo, Texas. Lynn Alexander operates All American Chevrolet, Inc. and Lynn Alexander Chrysler Plymouth Jeep Eagle Dodge Nissan. The aggregate consideration for the acquisition is approximately $12.0 million, consisting of approximately $10.5 million in cash and a $1.5 million promissory note.

         Also on July 31, 1997, the Company signed a definitive agreement to acquire Classic Auto Group ("Classic Auto"), located in the Philadelphia metropolitan area. Classic Auto operates Classic Honda, Classic Acura, Classic Nissan, Classic Chevrolet, Classic Buick and Classic BMW in Turnersville, Classic Saab Buick in Cherry Hill, and Classic Chevrolet in Moorestown, New Jersey. The aggregate consideration for the acquisition is approximately $30.0 million, consisting of approximately $28.0 million in cash and a $2.0 million promissory note.

         On August 6, 1997, the Company announced several new management appointments. Marshall S. Cogan, Chairman and Chief Executive Officer, took on the additional title of President. Robert H. Nelson, formerly Executive Vice President and Chief Financial Officer, was named Executive Vice President - Operations. Richard Sinkfield, a director of the Company since December 1993, was also named Executive Vice President Administration. Karl H. Winters, formerly Treasurer, was named Executive Vice President and Chief Financial Officer. James R. Davidson, Senior Vice President - Finance, was also named Treasurer and Chief Accounting Officer.

         For more information, please see the Company's press releases filed as exhibits hereto, which are incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired:  N/A

          (b)  Pro Forma Financial Information:  N/A

          (c)  Exhibits:

                99.1 Press Release relating to acquisitions of Lynn Alexander, Inc. and Classic Auto Group, issued July 31, 1997.

                99.2 Press Release announcing second quarter 1997 results and new management appointments, issued August 6, 1997.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNITED AUTO GROUP, INC.



DATE: August 7, 1997                        By:  /s/ Philip N. Smith, Jr.
                                               --------------------------
                                                     Philip N. Smith, Jr.
                                                   Vice President, Secretary
                                                     and General Counsel



















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                                  EXHIBIT INDEX



Exhibit No.              Document
-----------              --------
99.1              Press Release relating to acquisitions of Lynn Alexander, Inc.
                  and Classic Auto Group, issued July 31, 1997.

99.2 Press Release announcing 1997 second quarter results and new management appointments, issued August 6, 1997.

















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